UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

One Stop Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38371	33-0885351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2235 Enterprise Street #110
Escondido, California		92029
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 760 745-9883

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2025, the Company held the Annual Meeting in a virtual format. At the close of business on March 21, 2025, the record date for the Annual Meeting, there were 21,539,412 shares of Company common stock issued and outstanding, which constituted all of the issued and outstanding capital stock of the Company as of the record date. At the Annual Meeting, 14,095,491 of the Company’s 21,539,412 shares of common stock entitled to vote as of the record date, or approximately 65.44%, were represented by proxy or in person (virtually), and, therefore, a quorum was present.

Additional information regarding the Proposals is set forth in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed by the Company with the Securities and Exchange Commission on April 15, 2025, and the supplement filed on May 9, 2025, which information is incorporated herein by reference.

The final voting results on the proposals presented for stockholder approval at the Annual Meeting were as follows:

Proposal No. 1: The Company’s stockholders elected five directors, each to hold office until the Company’s next annual meeting of stockholders, or until their successors are duly elected and qualified, subject to prior death, resignation, or removal, as follows:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mitchell Herbets	6,677,451	3,813,490	129,159	3,475,391
Mike Dumont	7,278,032	3,242,307	99,761	3,475,391
David Bassett	10,460,606	30,219	129,275	3,475,391
Greg Matz	6,683,354	3,895,304	41,442	3,475,391
Michael Knowles	10,125,859	470,299	23,942	3,475,391

Proposal No. 2: The Company’s stockholders ratified the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,339,348	722,126	34,017	-

Proposal No. 3: The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,844,763	3,360,203	415,134	3,475,391

Proposal No. 4: The Company’s stockholders approved the adjournment of the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposal listed above at the time of the Annual Meeting, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,259,109	5,810,744	25,638	-

Although Proposal No. 4 was approved by the Company’s stockholders, the chair of the Annual Meeting did not elect to adjourn the meeting, as all of the foregoing proposals were also approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE STOP SYSTEMS, INC.

Date:	May 20, 2025	By:	/s/ Daniel Gabel
Daniel Gabel Chief Financial Officer